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                                                                    EXHIBIT 99.1

                       Banc One Credit Card Master Trust
                     Excess Spread Analysis - August 2001


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Series                                     1996-A
Deal Size                                 $500 MM
Expected Maturity                         5/15/03
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Yield                                      21.36%
Less   Coupon                               4.26%
       Servicing Fee                        1.50%
       Net Credit Losses                    6.88%
Excess Spread:
       August-01                            8.72%
       July-01                              7.30%
       June-01                              8.06%
Three Month Average Excess Spread           8.03%

Delinquency:
       30 to 59 Days                        1.75%
       60 to 89 Days                        1.24%
       90+ Days                             2.19%
       Total                                5.17%

Payment Rate                               13.76%
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